THE RAINBOW FUND, INC.


                                OCTOBER 5, 2001


                              BOWLING GREEN STATION
                                  P.O. BOX 897
                               NEW YORK, NY 10274
                                  646-279-7206

                                   PROSPECTUS

                          COMMON STOCK ($.10 PAR VALUE)


     The Rainbow Fund, Inc., (the "Fund") is a no-load mutual fund that seeks growth of capital, primarily through investment in the common stock of companies that have progressive policies with respect to the gay and lesbian community or that have not adopted policies or engaged in practices that suggest hostility or discriminatory behavior towards members of the gay and lesbian community. The Fund is designed for investors who are aware of the risks involved and seek the possibility of obtaining capital growth. The Fund may use certain speculative techniques, including the acquisition of put and call options, the writing of covered and uncovered put and call options, and short selling.


     The minimum initial subscription is $500 and the minimum subsequent investment is $50. There are no sales or redemption charges. The Fund does not charge its shareholders for advertising, promotion, and marketing activities. Please read this prospectus before investing, and keep it on file for future reference; it contains important information, including how the Fund invests and the services available to shareholders.

     THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                        Page No.


STRATEGIES, RISKS, AND PERFORMANCE.............................................1

     Investment Objective......................................................1

     Principal Investment Strategies...........................................1

     Principal Risks of Investing..............................................1

FEES AND EXPENSES..............................................................2

IMPORTANT INVESTMENT INFORMATION...............................................3

     Social Goals..............................................................3

     Types of Investments......................................................3

     Portfolio Turnover........................................................5

     Temporary Defensive Positions.............................................5

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE....................................6

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE................................6

SHAREHOLDER INFORMATION........................................................7

     Pricing of Fund Shares....................................................7

     Purchase of Fund Shares...................................................7

     Redemption of Fund Shares.................................................8

     Dividends and Distributions...............................................8

     Tax Consequences..........................................................8

     Retirement Plans..........................................................9

FINANCIAL HIGHLIGHTS...........................................................9

ADDITIONAL INFORMATION........................................................10

     Description of Common Stock..............................................10

     Reports..................................................................11

                       STRATEGIES, RISKS, AND PERFORMANCE

INVESTMENT OBJECTIVE

     The Fund's investment objective is growth of capital. Furman, Anderson & Co. ("Furman, Anderson & Co." or the "adviser") selects portfolio securities primarily on the basis of potential capital enhancement.

PRINCIPAL INVESTMENT STRATEGIES

     Most of the Fund's investments will be in common stocks, although the Fund may also retain cash and invest in defensive securities, such as preferred stocks, bonds, or other fixed income securities. No attempt will be made to create a regular flow of current income.

     In addition, the Fund seeks to invest in companies that have progressive policies with respect to the gay and lesbian community or that have not adopted policies or engaged in practices that suggest hostility or discriminatory behavior towards the gay and lesbian community. These policies are referred to as "social goals."

PRINCIPAL RISKS OF INVESTING


     An investment in the Fund is not guaranteed; the Fund involves the risk that an investor may lose money. When you sell your shares of the Fund, they could be worth more or less than what you paid for them. Prices of common stocks and other equity securities acquired by the Fund will rise and fall in response to events that affect entire financial markets. In addition, the Fund's investment policies allow the use of speculative market techniques. These techniques are not frequently employed by conventional mutual funds and involve special risks. The Fund's social goals may also adversely affect the Fund's performance, because they may limit the availability of companies in which the Fund can invest.

     The Fund is a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). This means that it is not restricted as to the percentage of its assets it may invest in the securities of any issuer, subject to the Fund's policy prohibiting the investment of more than 25% of its assets in a particular industry. Non-diversification may lead to greater investment risk.

PERFORMANCE

     Past performance is not necessarily an indication of how the Fund will perform in the future. However, the following bar chart and table provides some indication of the risks of investing in the Fund by showing changes in performance from year to year and by showing how average annual returns for certain periods compare with those of a widely recognized index of market performance. The calculation of total returns in the chart and table below assumes reinvestment of all capital gains and dividends.

                  Year-by-Year Total Returns (calendar years)
                               [GRAPHIC OMITTED]

           1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
           ----   ----   ----   ----   ----   ----   ----   ----   ----   ----

Rainbow      32      0      0      0     12     13     15    -10     -3    -4


     The Fund's highest return during this time period for a quarter was 17.22% for the quarter ending December 31, 1996. The lowest return for a quarter during this time period was (19.13%) for the quarter ending September 30, 1998. The Fund's fiscal year-to-date return as of October 31, 2000 was (4.32%).

     The table below compares the Fund's average annual total returns to the annual total returns of the S&P 500 Index.* It provides an indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance.

            --------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
            --------------------------------------------------------
                 PERIOD            RAINBOW            S&P 500
                                    FUND
                 1 Year             -4.32%              4.88%
                 5 years             2.14%             20.00%
                 10 Years            5.50%             17.03%
            --------------------------------------------------------

*The S&P 500 Index is a widely recognized, unmanaged index of the 500 largest companies in the U.S. market.


                                FEES AND EXPENSES


This table describes the fees and expenses an investor pays to buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases ...............................    None
Deferred Sales Charge (Load)............................................    None
Sales Charge (Load) Imposed on Reinvested Dividends.....................    None
Redemption Fee..........................................................    None
Exchange Fee............................................................    None

Annual Fund Operating Expenses (expenses that are deduced from Fund assets)
Management Fee*.........................................................   .625%
Distribution and/or Service (12b-1) Fees................................    None
Other Expenses..........................................................   5.85%
Total Annual Fund Operating Expenses....................................   6.48%

*The sole component of the management fee is the advisory fee which is reduced, but not below zero, by the amount, if any, by which the expenses of the Fund, exclusive of compensation, interest, brokerage commissions, taxes, dividends on short sales and legal fees incurred in connection with litigation in which the Fund is a plaintiff, exceed 3%.

EXAMPLE


     This example is intended to permit the comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that $10,000 is invested in the Fund for the time periods indicated and that all shares are redeemed at the end of each period. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although an investor's actual costs may be higher or lower, based on these assumptions the cost of investing in the Fund would be:


         1 Year          3 years          5 Years          10 Years
         ------          -------          -------          --------
          $643           $1,901           $3,122           $6,020


                        IMPORTANT INVESTMENT INFORMATION



SOCIAL GOALS


     The Fund believes that the companies responsive to members of the gay and lesbian community may also exhibit forward-looking approaches in other vital management areas. These policies may result in improved employee morale that is conducive to efficient operation and may reduce the company's exposure to costly litigation involving discrimination issues. These companies may also experience long term benefits in the form of investor support from minority groups, including members of the gay and lesbian community.


     The adviser's judgment concerning a particular company's social goals will necessarily be subjective. The adviser and the Fund cannot be assured that all of the companies selected for the Fund's portfolio will completely satisfy the Fund's social goals. The Fund may invest in companies as to which it has no information about social goals, provided that the adviser is not aware of information indicating a hostile or discriminatory attitude towards the gay and lesbian community. While the Fund's social goals do not constitute a "fundamental investment policy," as defined under the Investment Company Act, which would require shareholder approval to change, the board of directors has no present intention of changing the social goals.

TYPES OF INVESTMENTS

     The following section describes some of the types of securities that the Fund may acquire, including some of the risks associated with these securities.


     PUT AND CALL OPTIONS: The Fund may purchase and write put and call option contracts on securities and on stock indices. Management intends to purchase and sell put and call options on securities for a number of purposes, including the following:

         o The earning of premium income in connection with the writing of options;

         o As a means to achieve capital appreciation in upward, neutral, and downward markets; and

         o  As a defensive technique in downward markets.

     The purchase of a call will allow the Fund to profit by a rise in the price of the underlying security, while limiting its investment to the premium. If the price of the underlying security does not rise sufficiently to cover the premium paid, or the price declines, the Fund will suffer a loss. The purchase of a put will place the Fund in a position equivalent to that of a short seller, while limiting its risk to the premium paid. If the market price of the underlying security rises, the Fund will suffer a loss. The purchase of a put is potentially profitable only when a market decline in the underlying security is anticipated.

     Writing a covered call provides a possible means of increasing the Fund's income in respect of securities held in the Fund's portfolio. If the price of the security should rise above the exercise price, the holder of the call will exercise. This will require the Fund to sell the underlying security at the exercise price and to forego the benefit of any additional price increase. Writing a covered call does not protect the Fund from a decline in the price of the underlying security, although the premium received will mitigate the Fund's loss.

     Writing an uncovered call or an uncovered put will be effective principally for the purpose of earning additional income from the premiums generated, when the Fund does not anticipate that an adverse difference will develop between the exercise price and the market price. An uncovered put might also be sold when the Fund desires to establish a position in the underlying security, but has not determined the exact timing of the purchase. If the Fund writes a put with an exercise price deemed to be within an acceptable range, its cost for such security, if the put were exercised, will be reduced by the premium received. The writing of an uncovered call or an uncovered put will subject the Fund to a limitless loss in the event of adverse market movements.

     The Fund may purchase or write stock index put and call options that are traded on national securities exchange. These transactions may be effected if the adviser determines that the securities underlying the index correlate sufficiently with the securities in the Fund's portfolio so as to provide a hedge against changes in market conditions affecting the Fund's portfolio. For example, if the Fund anticipates a market decline but concludes that a rapid liquidation of its portfolio would be disadvantageous, it may purchase put options on a stock index. To the extent that the index correlates to the Fund's portfolio securities, a decline in the Fund's portfolio values will be offset by an increase in the value of the stock index put option. Conversely, if the Fund anticipates a general market advance, the purchase of a stock index call affords a hedge at a time when the Fund is not fully invested. The Fund will purchase and write stock index options only as a hedge against the effect that changes in general market conditions may have on the values of securities held in the Fund's portfolio, or securities that the Fund intends to purchase, if the transactions are economically feasible.

     Option transactions will be limited so that at the time any option is written, the aggregate amount of the Fund's assets required to be posted as collateral or maintained in a segregated account to cover the Fund's obligations will not exceed 5% of the Fund's net assets in respect of options pertaining to the securities of any single issuer or 25% of the Fund's net assets in respect of all unexpired uncovered options written by the Fund. Further, the aggregate sums represented by premiums paid for options held by the Fund will not exceed

10% of the Fund's net asset value. Existing uncovered option positions will not be covered or closed out, and options held by the Fund will not be exercised, solely because a change in the market value of the underlying securities or a change in relative value, causes the percentage limitations to be exceeded.

     WARRANTS: The Fund may invest in warrants to the extent of 10% of its net asset value. Warrants held in its portfolio will not be sold solely because a change in relative values causes this percentage limitation to be exceeded.

     FOREIGN SECURITIES: The Fund may invest in securities issued by foreign companies to the extent of 25% of its net asset value. Foreign securities held in its portfolio will not be liquidated solely because a change in relative values causes this percentage limitation to be exceeded. The 25% limitation will not apply to investments in securities that are listed in the United States on a national securities exchange.

     SHORT SALES: The Fund may sell securities short as a defensive measure. Short selling involves the sale of borrowed securities. The Fund is obligated to replace the securities at the market price prevailing at the time the Fund purchases the securities for delivery to the lender, regardless of the cost. The Fund can realize a profit if the market value of a security sold short declines. If the market value of the security increases, the Fund will sustain a loss. Potential losses on short positions are greater than those on securities owned by the Fund. No short sale will be effected that will cause the then aggregate current market value of all securities sold short to exceed 25% of the value of the Fund's net assets or cause the then aggregate current market value of the unlisted securities sold short to exceed 5% of the value.

     In recent years, the Fund has rarely invested in warrants or foreign securities or engaged in short sales. These techniques may be used at any time, however, if the adviser determines that they will enhance or protect the value of the Fund's shares.


PORTFOLIO TURNOVER

     The Fund does not restrict the frequency of trading to limit expenses or to minimize the tax effect that the Fund's distributions may have on shareholders. The Fund may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Due to the Fund's use of option techniques, the turnover rate of the Fund has been higher in some years than that of other mutual funds. For example, for the fiscal year ended October 31, 2000 the Fund's turnover rate was 220%.

     A high turnover rate indicates correspondingly high brokerage commissions payable by the Fund. Furman, Anderson & Co. is responsible for all portfolio decisions and for the allocation of all brokerage transactions. Robert M. Furman, a controlling person of Furman, Anderson & Co., is a registered representative of Glickenhaus & Company, 6 East 43rd Street, New York, NY 10017, which is the Fund's principal broker.

TEMPORARY DEFENSIVE POSITIONS

     The Fund may from time to time, take temporary defensive positions that are inconsistent with the Fund's investment strategies in attempting to respond to adverse market, economic, or other conditions. For temporary defensive purposes, the Fund may invest in the securities of "money-market" investment companies. The Fund will limit its investment in any single money-market investment company to 1% or less of the issuer's total outstanding securities. During the time period when the Fund takes temporary defensive positions, the Fund's investment objective might not be met.


                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


     The Fund's goal is to identify opportunities to buy securities with sound fundamental investment qualities at reasonable prices. During the Fund's fiscal year ended October 31, 2000, the Fund's net assets decreased by -4.3%. The adviser generally adopted a defensive stance that resulted in a larger than usual cash position during the year. When the opportunity arose, the Fund wrote calls against portfolio holdings, which in management's opinion were fully priced. This cautious strategy limited the Fund's upside potential, and, as a result, the Fund did not benefit to the maximum extent from the substantial general increase in market price during the 12-month period ending October 31, 2000. As of the date of this prospectus, the adviser continues to maintain a relatively conservative position in the belief that the equity markets as a whole could suffer a substantial correction that would offset the possible gains to be obtained from a more aggressive strategy.

     The following table illustrates the results of $10,000 invested in the Fund for the 10-year period from October 31, 1990 through October 31, 2000, compared to the S&P 500 Index. The graph is computed on a "total return" basis and assumes the reinvestment of both income and capital gains distributions. The following table provides the Fund's average annual total returns for the 1, 5, and 10 year periods as of the end of the last day of the Fund's most recent fiscal year. Past performance is not necessarily an indication of how the Fund will perform in the future.


                  Year-by-Year Total Returns (calendar years)
                               [GRAPHIC OMITTED]



           1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
           ----   ----   ----   ----   ----   ----   ----   ----   ----   ----

Rainbow      32      0      0      0     12     13     15    -10     -3    -4

S&P       27.83   6.68  11.74   0.97  23.11  21.28  29.68  20.12  24.05  4.88


                 MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE


     The Fund's investment adviser is Furman, Anderson & Co. Mr. Furman, a controlling person of the adviser, is a member of the New York Stock Exchange and serves as a registered representative of Glickenhaus & Company, 6 East 43rd

Street, New York, NY 10017, which is the Fund's principal broker for portfolio transactions. The adviser's address is Bowling Green Station, P.O. Box 987, New York, NY 10274. The adviser was organized as a New York limited partnership by Robert M. Furman, who is its principal partner. The adviser including its predecessor, Mr. Furman, a sole proprietor, has been the Fund's adviser since 1974. The adviser manages the investment of the Fund's portfolio and administers its affairs, subject to the supervision of the Fund's board of directors.

     The aggregate fee paid to the adviser for the fiscal year ending October 31, 2000, was 0.6% of the Fund's average net assets. The amount paid to the adviser as an annual fee is computed as follows:


         o 0.625% of the Fund's average annual net asset value not exceeding $2,000,000;

         o 0.5% of the average annual net asset value with respect to net assets between $2,000,000 and $5,000,000; and

         o 0.375% of the average annual net asset value with respect to assets exceeding $5,000,000.


     The adviser or its affiliates may also receive economic benefits through the receipt of brokerage commissions on Fund portfolio transactions.


     The advisory agreement provides that the Fund will pay for substantially all of its operating expenses. The advisory fee to be paid to the adviser described above is to be reduced, but not below zero, by the amount, if any, that the expenses of the Fund, exclusive of the compensation, interest, brokerage commissions, taxes, dividends on short sales and legal fees incurred in connection with litigation in which the Fund is a plaintiff, exceed 3% of that portion of the Fund's average annual net assets below $10,000,000; 0.5% of average annual net assets from $10,000,000 to $30,000,000; and 0.25% of average annual net assets above $30,000,000.

     The advisory agreement recognizes that the adviser will act as the Fund's regular broker, and will execute portfolio transactions, except when better price or execution is obtainable through another broker. The adviser's fee will also be reduced, but not below zero, by 50% of the amount that the brokerage fees received by the adviser with respect to the Fund's portfolio transactions exceed 2% of the Fund's average annual net assets. Such reduction will also be effected with regard to brokerage fees that are received by any affiliate of the adviser.


     Mr. Furman is principally responsible for the execution of the Fund's transactions, subject to the availability of better price and execution service through other brokers. The Fund also pays transfer agency and shareholder service fees to Investor Data Services, an affiliate of the adviser.

                             SHAREHOLDER INFORMATION


PRICING OF FUND SHARES


     The price of the Fund's shares is based on the Fund's net asset value, or NAV. The Fund values its shares at market value and the NAV of each Fund share is calculated as of the close of business of the New York Stock Exchange on each business day. To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted and the balance, or net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption is effectuated is based on the next calculation of NAV after the order is placed.

     The value of the Fund's shares will not be priced on weekends and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


PURCHASE OF FUND SHARES


     The minimum initial investment is $500. Subsequent purchases must be at least $50. The minimum subsequent purchase requirements are waived on purchases made by reinvesting dividends. No share certificates will be issued for Fund shares, unless specifically requested in writing by an investor or the investor's dealer or broker. The Fund reserves the right to suspend the offering of its shares, to reject any specific order and to change or waive minimum investment requirements. Shares of the Fund may be purchased without a sales load at the NAV next determined after an order for shares is received and accepted by the Fund.


     Investors desiring to purchase Fund shares by mail may obtain a share purchase application by calling 646-279-7206. The share purchase application should be completed and mailed to the Fund at The Rainbow Fund, Inc., Bowling Green Station, P.O. Box 897, New York, NY 10274, together with a check in U.S. dollars payable to "The Rainbow Fund." If the Fund receives an order in proper form by 4 p.m. Eastern time, it will issue shares at that day's NAV. If an order is received after 4 p.m., it will be priced at the next business day's NAV.




     Shares may also be purchased through broker-dealers or banks. Some broker-dealers and banks may charge transaction fees for these services. The Fund does not charge any fees for purchase transactions directly with the Fund.


REDEMPTION OF FUND SHARES


     The Fund's shares are redeemable at the NAV next determined after receipt of a written request for redemption in good order. The Fund will make payment within seven days after receipt of the redemption request. Good order means that the redemption request includes the following:

         o  The stock certificate, if issued;
         o A letter of instruction or a stock assignment specifying the number of shares to be redeemed, signed by all registered owners in the exact manner that the shares are registered; and

         o  Other  supporting legal  documents,  if required,  as in the case of
            corporations,   estates,   trusts,  or  other  owners  in  fiduciary
            capacity.

     To protect shareholder accounts, the Fund and the transfer agent may require a guarantee of the signature of each registered owner by a bank, member of a national security exchange, or other eligible guarantor institution.


     Requests for redemption must be made directly to Investor Data Services, Bowling Green Station, P.O. Box 897, New York, NY 10274. It is unnecessary to use the services of a broker to redeem shares of the Fund. If broker services are used, the broker may charge a fee.

DIVIDENDS AND DISTRIBUTIONS


     The Fund intends to declare dividends on an annual basis in October of each year as of the date set by the board of directors. Because current income is not a principal objective of the Fund, the amount of dividends, if any, will likely be small. Distributions may also be made annually in December out of any net short-term or long-term capital gains realized from the sale of securities, premiums from expired calls written by the Fund, and net profits from hedging transactions, realized in the 12 months ending on October 31st of that year. Any long-term capital gains distributions and any non-taxable return of capital will be separately identified when tax information is distributed by the Fund. There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of capital gain.

     All dividends and capital gains distributions are automatically reinvested in Fund shares at NAV, as of a date selected by the board of directors, unless the shareholder asks the transfer agent, in writing, to pay dividends or capital gains distributions in cash. To be effective, the request must be received prior to the record date for a dividend.


TAX CONSEQUENCES


     This discussion relates solely to federal tax laws and is not intended to be exhaustive. A qualified tax adviser should be consulted by each shareholder. The Fund's dividends and distributions may also be subject to state and local taxation.


     The Fund presently qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Due to its qualification, the Fund is not liable for federal income taxes, that it would otherwise be liable, on amounts paid by it as dividends and distributions.


     Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested and regardless of how long Fund shares have been held. An investor purchasing Fund shares shortly before the declaration of a dividend or capital gains distribution will receive a distribution subject to income tax. The distribution will have the effect of reducing the Fund's NAV per share by the amount of the distribution and result in a return of a portion of the investment. The distribution will be taxable to the investor, even if the net asset value of his or her shares is reduced below the cost of such shares. For federal income tax purposes, the shareholder's original cost will continue as the tax basis of such shares.

     An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

     After the close of each calendar year, the Fund will send a notice to shareholders specifying which portion of the payments they received was ordinary income and which portion was long-term capital gains for income tax reporting purposes.


Retirement Plans


     An Individual Retirement Account may be funded with shares of the Fund. Custodial fees may be charge for these services. Further information, a fee schedule and application forms may be obtained by writing or telephoning the Fund.



                              FINANCIAL HIGHLIGHTS


     This financial highlight table is intended to help an investor understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, for the fiscal year ending October 31, 2000, has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information or annual report, each of which is available upon request. Information for periods prior to October 31, 1998 has been audited by the Fund's former independent auditors.

                       FISCAL YEAR ENDED OCTOBER 31, 2000

                                    2000      1999      1998      1997      1996
                                    ----      ----      ----      ----      ----
Net Asset Value,
Beginning of Year                  $3.47     $3.59     $6.56     $5.71     $5.51
                                   -----     -----     -----     -----     -----
Net Investment Income              (.13)     (.03)     (.12)     (.12)     (.13)
Net Gaines or Losses on
Securities (both realized
and unrealized)                    (.02)     (.09)     (.10)      1.10       .87
                                   -----     -----     -----      ----       ---
Total From Investment
Operations                         (.15)     (.12)     (.22)       .98       .74
                                   -----     -----     -----       ---       ---
Dividends (from net
investment income)                   .00       .00       .00       .00       .00
Distributions (from
capital gains)                       .00       .00    (2.75)     (.13)     (.54)
Returns of Capital                  None      None      None      None      None
                                    ----      ----      ----      ----      ----

Total Distributions                  .00       .00    (2.75)     (.13)     (.54)
                                     ---       ---    ------     -----     -----

Net Asset Value,
End of Year                        $3.32     $3.47     $3.59     $6.56     $5.71
                                   -----     -----     -----     -----     -----
Total Return                     (4.32%)   (3.34%)   (9.95%)   +14.89%   +13.43%

Net Assets,
End of Period                       $849      $921      $997    $1,381    $1,248
Ratio of Expenses to
Average Net Assets                 6.48%     6.01%     3.73%     3.67%     3.67%
Ration of Net Income to
Average Net Assets               (4.13%)   (3.71%)   (2.64%)   (1.87%)   (2.00%)
Portfolio Turnover Rate          220.00%   127.00%    64.00%    90.00%    46.00%

Ratio of Expenses to
Average Net Assets
Before Custody Fee
Credits                            6.48%     6.01%     3.73%     3.67%     3.67%


                             ADDITIONAL INFORMATION


DESCRIPTION OF COMMON STOCK

     The authorized capital stock of the Fund consists of two million shares of common stock with a par value of $.10 per share. Each of the Fund's shares has equal dividend, voting, liquidation, and distribution rights, except that fractional shares do not have voting power. There are no conversion or preemptive rights in connection with any of the Fund's shares.

     Matthew Furman, an adult child of Robert M. Furman, may be deemed to be a control person of the Fund because as of October 31, 2000, he owned of record and beneficially 126,277 shares of the Fund's common stock, representing 44.4% of the Fund's issued and outstanding common shares.


     The Fund was organized as a corporation in 1967 under the Delaware General Corporation Law. On March 1, 1990, the Fund was reincorporated in the State of Maryland.


REPORTS

     Each shareholder will receive an annual report containing audited financial statements of the Fund and a semi-annual report containing unaudited financial statements free of charge. Copies of the auditor's report on the condensed financial information contained under the caption "Per Share Income and Capital Changes" and copies of the Fund's annual and semi-annual reports may be obtained by writing or calling the Fund at the address and telephone number on the cover page of this prospectus.


     Custodian for the Securities       Transfer, Dividend Disbursing and
     and Cash of the Fund:              Redemption Agent for Fund Shares and
                                        all Shareholder Inquiries:


     Firstar Bank                       Investor Data Services
     P.O. Box 1118                      Bowling Green Station
     425 Walnut Street                  P.O. Box 897
     ML 6118                            New York, NY 10274
     Cincinnati, OH  45201


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN MADE BY THE FUND OR THE ADVISER. THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE IN THAT SUCH OFFER MAY NOT LAWFULLY BE MADE.

     The Statement of Additional Information includes additional information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus and legally forms a part of this prospectus.

     Additional information about the Fund's investments is available in the Fund's annual and semi-annual report to shareholders.


     The Statement of Additional Information and the Fund's annual and semi-annual reports are available, without charge, upon request. Investors may call collect at 646-279-7206 to request a copy of the Statement of Additional Information, the Fund's annual and semi-annual report and/or to make inquiries about the Fund.

     Information about the Fund, including the Statement of Additional Information, may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                             THE RAINBOW FUND, INC.


                              Bowling Green Station
                                  P.O. Box 897
                               New York, NY 10274
                                  646-279-7206



                       Statement of Additional Information


                                October 5, 2001


     This statement of additional information is not a prospectus. It should be read in connection with the prospectus of The Rainbow Fund, Inc. (the "Fund"), which contains important information concerning the Fund's investment objectives, investment policies and restrictions, management, purchase and redemption of Fund shares, and other information that the Fund's management considers to be material and important to any person considering an investment in the Fund's shares. The prospectus is incorporated by reference.

     A copy of the Fund's prospectus may be obtained at no charge by writing to the Fund at the address shown above or by calling the Fund collect at the number listed above. This statement of additional information relates to the prospectus of the Fund, dated October 5, 2001.

                                TABLE OF CONTENTS

                                                                        Page No.

DESCRIPTION OF THE FUND........................................................1

     Fund History..............................................................1

     Investment Strategy.......................................................1

     Fundamental Investment Restrictions.......................................1

     Fundamental Investment Policies...........................................2

     Non-Fundamental Restrictions..............................................2

     Borrowing Money...........................................................2

     Portfolio Turnover........................................................3

     Temporary Defensive Positions.............................................3

     Principal Investment Risks................................................3


MANAGEMENT OF THE FUND.........................................................9

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................12

INVESTMENT ADVISORY AND OTHER SERVICES........................................12

     Investment Advisory Services.............................................12

     Administrative Services..................................................14

     Custodian................................................................14

     Auditing Services........................................................15

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................15

CAPITAL STOCK AND OTHER SECURITIES............................................16

SHAREHOLDER INFORMATION.......................................................16

     Net Asset Value..........................................................17

     Redemption...............................................................17

     Reinvestment of Dividends and Distributions..............................17

     Taxation of the Fund.....................................................18

PERFORMANCE DATA..............................................................19

FINANCIAL STATEMENTS..........................................................19

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT......................19

                             DESCRIPTION OF THE FUND


FUND HISTORY


     The Fund was initially organized in 1967 as a Delaware corporation. In 1990, the Fund was organized as a Maryland corporation. The Fund has never engaged in any business, other than that of an investment company.


INVESTMENT STRATEGY

     The Fund is an open-end, management investment company and is "non-diversified" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a non-diversified fund, it is able to concentrate in investments in fewer issuers than would be permitted if the Fund were classified as a "diversified" fund.


     The purpose of the Fund is to provide a sophisticated investment program for investors whose objective is the growth of capital. The Fund's securities are selected primarily on the basis of potential capital enhancement. While common stocks will comprise most of the portfolio, the Fund may also invest in defensive securities, including preferred stocks, bonds, or other fixed income securities, or retain funds in cash or cash equivalents.


     The Fund seeks to invest in companies that have progressive policies with respect to the gay and lesbian community or that have not adopted policies or engaged in practices that suggest hostility or discriminatory behavior towards the gay and lesbian community. These policies are referred to as "social goals." The Fund believes that the companies responsive to members of the gay and lesbian community may also exhibit forward-looking approaches in other vital management areas. These policies may result in improved employee morale that is conducive to efficient operation and may reduce the company's exposure to costly litigation involving discrimination issues. These companies may also experience long-term benefits in the form of investor support from minority groups, including members of the gay and lesbian community. The Fund's social goals may adversely affect the performance of the Fund because they limit the companies in which the Fund may invest.


     The Fund's investment policies permit management to employ speculative market techniques, including the purchase and sale of listed put and call options. The Fund also may purchase and write options on stock indices, sell securities short, invest in warrants and foreign securities, and borrow money for purposes of investing in securities.



FUNDAMENTAL INVESTMENT RESTRICTIONS

     The  Fund  has   adopted   fundamental   investment   restrictions.   These
restrictions cannot be changed without the vote of a majority of the outstanding voting securities. Under these restrictions, the Fund cannot:

     o Purchase or sell real estate, unless it purchases interests in real estate investment trusts whose securities are registered under the Securities Act of 1933 and are readily marketable;
     o  Purchase or sell commodities or commodity contracts;
     o  Invest more than 25% of its assets in a particular industry;
     o  Underwrite the securities of other issuers;
     o Lend money, except in connection with the acquisition of publicly distributed bonds, debentures, or other corporate obligations;*


     o Issue any senior security (as that term is defined in Section 18(f) of the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder; or



    o  Purchase stock on margin.

     *This policy does not prohibit the Fund from lending portfolio securities that are adequately collateralized pursuant to the Rules and Regulations of the Securities and Exchange Commission ("SEC") or the announced policies of the staff of the SEC, although the Fund has never made any such loans of its securities and has no present intention to do so.

NON-FUNDAMENTAL RESTRICTIONS

     The Fund has also adopted additional policies for the investment of its assets. These policies may be changed by the board of directors, without a vote of the shareholders, provided that the changes do not permit investments inconsistent with the Fund's fundamental investment restrictions. Pursuant to these policies the Fund will not:

     o Invest in, or retain investments in, companies whose policies or practices are, to the knowledge of the Fund's board of directors or its adviser, inconsistent with the Fund's social goals;

     o Acquire more than 5% of the outstanding securities of a single issuer, or more than 10% of the estimated float in the securities of such issuer, whichever is lower ("Float" is defined as the outstanding securities of the issuer less the securities held by corporate officers, directors and major stockholders as disclosed in the issuer's proxy statement.);
     o Invest in companies for the purpose of exercising control or management of the companies; or
     o Invest in securities of other investment companies except in the open market.


BORROWING MONEY

     The Fund may borrow money from banks for leverage purposes that will enable it to purchase additional securities with the proceeds of the borrowings. This money may be borrowed only from banks and then only if immediately after the borrowing there is an asset coverage for the borrowings of at least 300%. In the event that the asset coverage falls below 300%, within three days, the Fund must reduce the amount of its borrowings with the lending bank. The directors will take into account the necessity of liquidity for redemption purposes in deciding the amount of assets that may be pledged as collateral.

     Any investment gains made with borrowed monies in excess of interest paid will cause the net asset value of the Fund's common shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the securities purchased with borrowed monies fails to cover their cost to the Fund, the net asset value will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." Accordingly, borrowing for leverage purposes increases the risk to an investor. The Fund has not borrowed from any bank in many years, and management has no present intention to do so. Under changing circumstances leveraging may be utilized in the future.

     The Fund's policy with respect to borrowing money may be changed without shareholder approval.

PORTFOLIO TURNOVER

     "Turnover" is defined as the lesser of purchases or sales of portfolio securities for the fiscal year divided by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. Due to the Fund's use of option techniques, the turnover rate of the Fund has been higher in some years than that of other mutual funds and may in the future exceed the turnover rate of a majority of mutual funds. For example, for the fiscal year ended October 31, 2000 the Fund's turnover rate was 220%.

     A high turnover rate indicates correspondingly high brokerage commissions payable by the Fund. Furman, Anderson & Co. is responsible for all portfolio decisions and for the allocation of all brokerage transactions. Robert M. Furman, a controlling person of Furman, Anderson & Co., is a registered representative of Glickenhaus & Company, 6 East 43rd Street, New York, NY 10007, which is the Fund's principal broker.

TEMPORARY DEFENSIVE POSITIONS

     The Fund may from time to time, take temporary defensive positions that are inconsistent with the Fund's investment strategies in attempting to respond to adverse market, economic, or other conditions. For temporary defensive purposes, the Fund may invest in the securities of "money-market" investment companies. The Fund will limit its investment in any single money-market investment company to 1% or less of the issuer's total outstanding securities. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS


     Among the speculative techniques the Fund may employ are the purchase and sale of put and call options. The prospectus describes the investment goals and risks associated with the purchase and writing of options on securities and options on stock indices.

     The Fund has determined that it will, at the time it makes a short sale or writes any option, maintain in a segregated account with its custodian in cash or United States government securities in an amount equal to the difference between (1) the market value of the securities sold, or the market value of the option written, at the date sold or written, and (2) any cash or United States government securities required to be deposited with the broker in connection with the short sale or option, excluding the proceeds from the short sale or option premium. The Fund will at all times maintain the segregated account at this initial level and will adjust it daily, if necessary, to maintain it at a level that ensures that the amount segregated plus the amount held as collateral by the broker equals the current market value of the securities sold short or the options written. Redundant collateral or segregated funds will not be maintained. For example, if a put is written on the same security as to which a short sale is made, collateral and/or segregation will be maintained only for the short sale since the put will be covered by the short sale position. The Fund may change its collateral and segregation policies if the board of directors determines that any such change is in the best interests of the shareholders and consistent with law.


     Below is an explanation of certain techniques that the Fund may use in connection with its transactions in put and call options.

     PUT AND CALL OPTIONS: A PUT is an option contract that obliges the writer to buy and gives the holder the right to sell a particular security, the UNDERLYING SECURITY, at a specified price, the EXERCISE PRICE, within a period expiring on a specified date, the EXPIRATION DATE.

     A CALL is an option contract that obliges the writer to sell and gives the holder the right to buy the underlying security at a specified price on or before the expiration date.

     The PREMIUM is the price that is paid to the option writer by the buyer.

     A COVERED CALL OPTION obliges the writer of a put option to buy the underlying security and the writer of a call is obliged to sell the underlying security at the exercise price. The writer of a covered call limits his risk by owning the underlying security or a security convertible into the underlying security.

     The Fund can terminate its position in an option in the following ways:

     o If the Fund holds a put or call on a security and the option is in a profitable position, it can exercise the option, in which case it will be a seller of the stock underlying the put or a purchaser of the stock underlying the call.

     o If the Fund holds a stock index option, it can exercise the option through the options clearing corporation. The Fund will receive a "cash settlement" equal to the spread between the closing value of the index and the exercise price of the option.

     o The Fund also may enter into a closing purchase or a closing sale transaction for an option on a security or a stock index option it has previously written or purchased. The Fund will execute a closing purchase transaction for an option previously written by the Fund by purchasing, on the exchange on which the option is traded, an option of the same series and exercise price as the option previously written. This will terminate further market risk for that option. The Fund will have a profit or loss on a closing purchase transaction depending on whether the premium paid for the option purchased was lower or higher than the premium received when the option was written. In a closing sale transaction, the Fund will sell an option of the same series and exercise price as an option it had previously purchased, and will have a profit or loss depending upon whether the premium received on the sale was higher or lower than the premium paid for the option previously purchased.

     A COVERED CALL is a call whose writer owns the underlying security or a security convertible into the security. For example, assume the Fund has sold a call to A relating to 100 shares of XYZ Company with an exercise of $30, and charged a premium of $200. If the market in XYZ then moved to $40, A would most likely exercise the call, since the market difference will give a profit of $800 -- $1,000 less the $200 premium A paid into the Fund -- if A immediately resold the XYZ stock he acquired upon exercise. If the Fund owned 100 shares of XYZ stock, the Fund would be "covered." If the Fund were not covered, then the Fund would be obliged to purchase XYZ stock in the open market at $40, or possibly higher, in order to acquire the XYZ stock that it must deliver to A at $30. Theoretically, in a rapidly rising market, the Fund, as writer of an uncovered call, will be exposed to limitless risk.

     The use of a put option as a "hedge" against a decline in the price of a security owned by the Fund may be illustrated by the following example:


     If the Fund purchased 100 shares of XYZ Company at $30 and the price rose to $50, the Fund might seek to protect its profit by purchasing a put on XYZ stock exercisable at $50. While the Fund will pay a premium for the put, and reduce its profit, it will "lock in" its market profit of 20 points for the life of the put. If the market price declines, the Fund could exercise the put by selling its XYZ stock at $50. Of course, if the price of the underlying security were to rise still further, the Fund would not exercise the put.


     To the extent that option investment activities are designed to generate premium income rather than capital gains, these activities are comparable to the relatively risk-free opportunities offered by the purchase of government or corporate obligations. The Fund will utilize option strategies, including combinations such as those described below, where the anticipated income return is substantially greater than that obtainable from investments presenting lesser risk. There can be no assurance against loss if the market moves in a direction adverse to the Fund's position.

     Put and call option transactions may be effected in combinations. In management's view, the securities markets have become increasingly erratic, and portfolio securities, despite favorable performance by issuing companies, often do not develop buying support. As a result, securities with fundamental investment merit may nevertheless exhibit meandering price movements over an extended period. Management believes that the ability to write and purchase options in various combinations can assist the Fund in generating income, even in periods of lateral or downward market activity. While the Fund's principal objective is growth of capital, management believes that the interests of the Fund will be better served if additional income opportunities are available during periods in which the market outlook does not appear favorable to capital growth. In determining whether or not to seek income from the use of options, the Fund will consider the availability of income from other sources involving lesser risk, including government obligations, "money market" securities, and other income-oriented instruments, and will only engage in option transactions when it believes the income producing opportunities may be significantly greater.

     The following are examples of the types of option combinations that the Fund may utilize:

     A SPREAD is created by the purchase of an option and the concurrent sale of a different option on the same underlying security. A ratio spread is created by the current purchase and sale of different options in unequal quantities on the same underlying security. As an example, the Fund might purchase an XYZ call, exercisable at $60 and expiring in July, paying a premium of $500, and sell two calls exercisable at $65 with the same expiration date, receiving two premiums of $250 each. The Fund's only net cost incurred will be brokerage fees. Since the Fund has written two calls and purchased only one call, the purchased call covers one of the written calls, leaving the Fund uncovered on the second call written. The maximum profit on this spread will be $500, and will occur only if XYZ stock were at $65 at expiration of the calls, since the Fund will sell its $60 call for a profit of $500 and the two calls it had written will expire unexercised or worthless. Its potential profit on the spread will decline to zero if XYZ declined to $60 or rose to $70. At $60 or below, all calls will expire unexercised, with the Fund having lost only its initial brokerage fees. At $70, however, the Fund will be at risk as to the one uncovered call.

     A STRADDLE is created by purchasing or writing equal numbers of both put and call options on the same underlying security, with all options having the same exercise price and expiration date. For example, the Fund, selecting the stock of ABC Company as the underlying security, might sell July $60 puts at a $450 premium and July $60 calls at a $500 premium, for aggregate premiums of $950. The Fund will be "uncovered" as to each of the options, but as long as the market price of ABC remained between $69.50 and $50.50, the Fund will be in a net profit position by virtue of the $950 in premiums it had received, with its maximum profit attained if ABC remains at $60. The exercise against the Fund of either of the options at a time when the adverse spread exceeded $950 -- i.e., if the market price of ABC declined below $50.50 or rose above $69.50-- will result in a net loss to the Fund.

     A STRANGLE is similar to a straddle. It involves the writing of both a put and a call on the same underlying security. In the case of a strangle, the put and call will be written at exercise prices on different sides of the prevailing price of the underlying security. For example, the Fund might write a UVW July $85 put for $300 and write a UVW July $90 call for $500, at a time when the market price of UVW is $88. If UVW closed between $85 and $90 in July, the entire premium will be retained. At a market price of over $90 or under $85, one of the options written by the Fund will be exercised against it, with the loss on that option reducing the Fund's overall gain from the premium received. At market prices below $77 or above $98, the loss to the Fund on the option exercised will exceed the premium received.

     There are several other combinations of put and calls that the Fund might use. In each case, the nature of the combinations will depend upon the adviser's estimate of future market movement of the underlying security. In a combination in which any option is uncovered, the Fund will be accepting the risk that the market will move in a direction opposite to that anticipated. These strategies do not eliminate risk. Some of these strategies entail greater than ordinary risk.

     EXCHANGE LISTED OPTIONS: An EXCHANGE LISTED OPTION is an option traded on a national securities exchange. These exchanges provide a central primary market for purchasing and writing options, and a secondary market in which holders may resell their options and writers may "close out" their option positions. The holder of an exchange listed put or call that is in a profitable position need not exercise his option to realize his profit. Instead, he may sell the option on the exchange's auction market.

     Liquidity of exchange listed options is maintained by the Options Clearing Corporation, or OCC, that acts as an intermediary between purchasers and sellers of exchange listed options. The writer of an option makes a commitment to the OCC, which in turn becomes the actual issuer of the option. The holder of an option exercises his right to buy or sell the underlying security by delivering an exercise notice to the OCC. The OCC then assigns the notice to a clearing member who has acted on behalf of a writer of an option having the same terms as the exercised option. The clearing member assigns the exercise notice to the writer of such an option. A writer that has been assigned an exercise notice will be unable to execute a closing transaction in that option.

     Transaction costs are incurred on the sales and purchases of options and the exercise of options in the form of brokerage commissions. Robert Furman, as the registered representative of Glickenhaus & Company, which is the Fund's principal broker, will benefit from the Fund's option transactions.

     STOCK INDEX OPTIONS: A stock index, such as Standard & Poor's 500 Index, assigns relative values to the common stocks included in that index. The index fluctuates with changes in the market values of the common stocks underlying the index. A STOCK INDEX OPTION is a contract that obliges the writer, upon exercise by the holder at a specified exercise price, to pay to the holder an amount equal to the difference between the exercise price and the value of the securities comprising the stock index.

     The Fund may write a put on a stock index when the Fund is not fully invested and anticipates a market advance, but where, in the Fund's opinion, the purchase of a call would be too expensive. If the index advances, the Fund will realize a profit on the premium received from the sale of the put. If the index declines below the amount of the premium received on the put, the Fund will suffer a loss.

     The Fund may write a call on a stock index when it is fully invested and anticipates a modest index rise, a neutral market or a market decline. In such an event, it will realize a profit from the call premium received. If the index advances at a greater rate than anticipated, the Fund could suffer a loss on the call. Assuming that the index correlates with its portfolio, the loss will be mitigated by an advance in the portfolio positions. If, conversely, the market declines, the Fund's profit on the call premium will mitigate the loss in the Fund's portfolio position.

     In engaging in stock index option transactions, the Fund will incur several risks, including the following:

     o The risk of imperfect correlation between the index and the Fund's portfolio securities, which ordinarily will not be the same as those underlying the index; and

     o The risk that lack of liquidity in the option markets will make it difficult for the Fund to effect a closing transaction in order to limit a developing loss or realize a gain in an option.

     The Fund intends to limit its index option transactions to options in which the Fund believes a liquid market has developed.

     SHORT SALES: The Fund may sell securities short as a defensive measure. Among the factors that management might consider in making short sales are a decreasing demand for a company's product, lower profit margins, management deficiencies, and a belief that a disparity exists between the price of a company's stock and its underlying assets or other values.

     Since short selling can result in profits when stock prices generally decline, the Fund can hedge the market risk to the value of its other investments and protect its equity in a declining market. The Fund can, at any given time, incur both the risk of a loss on the purchase or retention of a security, if the security should decline in value, and the risk of loss on a short sale if the security sold short should increase in value.

     In addition to the restrictions on short sales set forth in the prospectus, the following are additional investment restrictions applicable to short selling activities. Short sales by the Fund will generally be made for securities listed on a national securities exchange, although the Fund is authorized to sell short securities not so listed. The Fund may not sell short securities of any one issuer that are listed on a national securities exchange to an extent greater than 5% of the then aggregate net asset value of the Fund or securities of any one issuer that are not so listed to an extent greater than 1% of the then aggregate net asset value of the Fund. Existing short sale transactions will not be liquidated solely because a change in relative values causes one or more of the above percentage limitations to be exceeded. The Fund may not sell short securities of any one class of an issuer to an extent greater than 2% of the outstanding securities of the class if the securities are listed on a national securities exchange or to an extent greater than 0.5% of the outstanding securities of the class if the securities are not so listed. All short sales will be made in accordance with applicable regulations of the Federal Reserve Board.

     The Fund will not engage in short sales except for securities listed on one or more national securities exchanges or unlisted securities registered under
Section 12(g) of the Securities and Exchange Act of 1934 and of which there are more than 2,000,000 shares outstanding.



     WARRANTS: A warrant is a speculative security because it carries no voting rights, no dividends, and no underlying right to a share of the assets of the issuing corporation. A warrant represents an option to purchase a particular security, within a specified period at a specified price. It does not represent ownership of a security, but rather only the right to buy the security. The market prices of warrants tend to fluctuate more widely than the market prices of the underlying securities. Warrant prices do not necessarily change parallel to the prices of the underlying securities. The Fund did not acquire any warrants during its most fiscal recent year.

     The Fund may invest in warrants to the extent of 10% of its net asset value. Warrants held in its portfolio will not be sold solely because a change in relative values causes the percentage limitation to be exceeded.

     FOREIGN SECURITIES: The Fund may invest in securities issued by foreign companies to the extent of 25% of its net asset value. Foreign securities held in its portfolio will not be liquidated because a change in relative values causes the percentage limitation to be exceeded. The 25% limitation will not apply to investments in securities that are listed in the United States on a national securities exchange.

     Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Most foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers, and listed companies and listed companies than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could effect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy with respect to growth of gross national product, rate of inflation, capital reinvestment, resource self sufficiency, and balance of payments. Dividends paid by foreign companies may be subject to a foreign withholding tax, which will reduce the Fund's income without a corresponding tax credit for the Fund's shareholders.

     The Fund has not acquired any foreign securities, other than foreign securities listed on a national securities exchange, in many years, but it may do so in the future if the acquisition of foreign securities appears consistent with the Fund's investment objectives.



                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed by a board of directors. Among other things, the board of directors possesses the authority to issue shares in the Fund, enter into management or investment advisory contracts, authorize the repurchase of shares of the Fund, and declare and pay dividends and distributions from the Fund. Below is information about each officer and director of the Fund.


   NAME, ADDRESS, AND AGE    POSITION(S)                       PRINCIPAL
                             HELD WITH                  OCCUPATION(S) DURING
                             FUND                        PAST FIVE YEARS

Robert M.  Furman*           Chairman of the      Principal general partner of
1070 Park Avenue             Board                Furman, Anderson & Co., the
Apt. 15C                     Treasurer            Fund's adviser, 1982 to
New York, NY  10128                               present; Registered repre-
                                                  sentative of Glickenhaus &
Age 67                                            Company, which is the Fund's
                                                  principal broker from April
                                                  2001 to present; Registered
                                                  representative of May Davis
                                                  Group, broker-dealer, May 2000
                                                  to April 2001; Registered
                                                  representative of Drake &
                                                  Company from March, 1998 to
                                                  May 2000;

                                                  Principal registered
                                                  representative for the Fund,
                                                  1974 to present;

                                                  General Partner of Investor
                                                  Data Services, transfer agent
                                                  and portfolio pricing and
                                                  accounting services company
                                                  that performs services for the
                                                  Fund, 1986 to present.


Ariel J. Goodman*            Director             Partner of Furman, Anderson &
375 South End Avenue         President            Co., the Fund's Adviser, 1997
New York, NY  10280          Secretary            to present; General Partner of
                                                  Investor Data Services,
Age 35                                            transfer agent and portfolio
                                                  pricing and accountant
                                                  services company that performs
                                                  services for the Fund, 1997 to
                                                  present;

                                                  Registered representative of
                                                  May Davis Group,
                                                  broker-dealer, May 2000 to
                                                  present;

                                                  Registered representative of
                                                  Drake & Company,
                                                  broker-dealer, 1998 to May
                                                  2000;

                                                  Registered representative A.G.
                                                  Edwards & Sons, broker-dealer,
                                                  1995-1997;

Mark S.  Chanko              Director             Retired, 1993 to present; Vice
460 East 79th Street                              President of finance,
Apt. 6B                                           treasurer and secretary of
New York, NY  10021                               Standard Motor Products, Inc.,
                                                  manufacturer and seller of
Age 73                                            automotive replacement parts,
                                                  1993 to present.


Stuart Becker                Director             Dreyfus, financial consultant,
Becker & Company                                  1993-1995; Principal partner
551 Madison Avenue                                of Becker & Company, P.C.,
8th Floor                                         public accountants, 1990 to
New York, NY  10022                               present.

Age 55


*Mr. Furman and Ms. Goodman are "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their ownership interests in Furman, Anderson & Co.

     The following table describes the compensation paid to directors and the three highest paid officers of the Fund during the fiscal year ended October 31, 2001. All remuneration received by officers or employees of the Fund for the performance of services in such capacities was paid by Furman, Anderson & Co.

                                       PENSION OR                     TOTAL
                                       RETIREMENT     ESTIMATED    COMPENSATION
                                        BENEFITS       ANNUAL       FROM FUND
                         AGGREGATE      ACCRUED AS    BENEFITS       AND FUND
  NAME OF PERSON,       COMPENSATION   PART OF FUND     UPON        COMPLEX PAID
  POSITION               FROM FUND      EXPENSES      RETIREMENT   TO DIRECTORS

Robert M. Furman            None         None          None          None
Chairman of the Board
Treasurer

Mark S. Chanko              $600         None          None          $600
Director

Ariel J. Goodman            None         None          None          None
Director
President
Secretary

Stuart Becker               $600         None          None          $600
Director


     The Fund and the Fund's Investment Adviser, Furman, Anderson & Co., each have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. The codes of ethics are designed to detect and prevent improper personal trading. Each code of ethics permits fund personnel to trade for their own accounts, including securities that may be purchased, sold, or held by the fund subject to reporting certain permitted securities transactions and preclearance requirements. Each code of ethics is included as an exhibit to the Fund's registration statement which is on file with, and available from the SEC.

     The Fund donates 10% of its advisory fee to charitable organizations devoted to important issues within the gay and lesbian community. To facilitate the fair distribution of donations, an Advisory Committee to the Fund, consisting of prominent gays and lesbians experienced in charitable giving, has been assembled. The committee convenes once a year to disperse donations and recipients are listed every year in the Fund's annual report. Shareholders are invited by the committee to submit suggestions of charitable institutions believed worthy of receiving a charitable contribution.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     Matthew Furman, an adult child of Robert M. Furman, may be deemed to be a control person of the Fund because as of October 31, 2000, he owned of record and beneficially 126,277 shares of the Fund's common stock, representing 44.4% of all of the Fund's issued and outstanding common stock. Matthew Furman's address is 200 East 72nd Street, Apt. 26H, New York, NY 10021. Mr. Furman possesses a substantial minority of the Fund's issued and outstanding shares, which may permit him to exercise some control over matters which are subject to shareholder vote.


     Julie Rosenthal, an adult child of Robert M. Furman, owns of record and beneficially 18,270 shares of the Fund's common stock, representing 6.71% of all of the Fund's issued and outstanding common stock. Julie Rosenthal's address is 22 Driftwood Drive, Port Washington, New York 10050.

     As of the same date, none of the officers and directors of the Fund owned of record or beneficially any of the Fund's shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORY SERVICES

     The Fund's investment adviser is Furman, Anderson & Co., whose address is Bowling Green Station, P.O. Box 897, New York, NY 10274. The adviser was organized as a New York limited partnership by Robert M. Furman, who is its principal partner. Robert M. Furman, a controlling person of the adviser, is a member of the New York Stock Exchange and serves as the registered representative of Glickenhaus & Company, which is the Fund's principal broker for Fund portfolio transactions.


     Pursuant to an investment advisory agreement, the adviser advises the Fund on the investment and reinvestment of the Fund's assets and the administration of its affairs, subject to the supervision of the board of directors. The agreement provides that the adviser will:

     o Furnish the research, statistical analysis and studies on companies and industries that is required to formulate a continuous investment program for the Fund;
     o Regularly review the Fund's portfolio to assure that it remains consistent with its investment objectives;
     o Furnish, without expense to the Fund other than payment of the advisory fee, the services of members of its advisory organization, including persons who are officers or employees of the Fund;
     o Pay for all sales and promotional expenses in connection with distribution of the Fund's shares, except expenses relating to the printing and mailing of prospectuses to existing shareholders; and
     o Supply and pay for suitable office space and secretarial and administrative personnel necessary to:

        o Maintain Fund books and records not otherwise maintained and process general Fund administrative requirements not otherwise processed, pursuant to any administrative agreement as described below; and
        o Carry out stockholder relations programs and process and respond to stockholder correspondence.

     All other expenses not specifically assumed by the adviser are paid by the Fund. The agreement lists examples of these expenses, including the charges of any firm or corporation that, pursuant to an administrative agreement with the Fund, keeps and maintains the Fund's books and accounts and receives and processes share orders and redemptions, transfer agent and custodian fees, auditors' fees, brokerage commissions, taxes and corporate fees, office administration expenses such as telephone and postage charges, equipment rental and stationery costs, the cost of stock certificates, legal fees, printing and registration costs, fees to certain directors who are not interested persons of the adviser, and interest payable on the Fund's borrowings.

     The Fund pays the adviser an annual advisory fee at the rate of:

     o 0.625% of the average annual net asset value of the Fund with respect to that portion of net assets not exceeding $2,000,000;
     o 0.5% of the average annual net asset value of the Fund with respect to that portion of net assets between $2,000,000 and $5,000,000; and
     o  0.3% of net assets in excess of $5,000,000.

     The adviser or its affiliates may also receive economic benefits through the receipt of brokerage commissions on Fund portfolio transactions.

     Under the present agreement, the fee to be paid to the adviser described above is to be reduced, but not below zero, by the amount, if any, by which the expenses of the Fund, exclusive of such compensation, interest, brokerage commissions, taxes, dividends on short sales, and legal fees incurred in connection with litigation in which the Fund is a plaintiff, exceed the following percentages of the indicated portions of the average annual net assets of the Fund:

             ADVISORY FEE REDUCES
                 PORTION OF
       AVERAGE ANNUAL NET BY AMOUNT
                  ASSETS                        EXPENSES EXCEED
         Below 10,000,000                             3.00%
         From $10,000,000 to $30,000,000              0.5%
         Above $30,000,000                            0.25%

     The adviser's fee will also be reduced, but not below zero, by 50% of the amount by which brokerage fees received by the adviser for Fund portfolio transactions exceed 2% of the Fund's average annual net assets. The adviser has agreed that the fee reduction will also apply as to brokerage fees received by any affiliate of the adviser, including Robert M. Furman, who is the registered representative of Glickenhaus & Company, which is the Fund's principal broker.

     The following table sets forth the advisory fee computation during the periods indicated:

            REDUCTION                            REDUCTION OF FEE
----------------------------       ---------------------------------------------
  FISCAL YEAR      GROSS               DUE TO         DUE TO        NET
     ENDED        ADVISORY             EXPENSE      BROKERAGE    ADVISORY
  OCTOBER 31        FEE              LIMITATION    COMMISSIONS      FEE


     1998          $7,978              $5,440           0         $2,538
     1999          $6,154              $6,154           0            0
     2000          $5,150              $5,150           0            0

     The agreement provides that in the absence of willful misfeasance, bad faith or gross negligence or reckless disregard for his obligations, the adviser shall not be liable for any act or omission in the course of, or in connection with, the services rendered under the new agreement. The agreement provides for termination without penalty, upon its assignment, or upon 60 days written notice, from either the adviser or the Fund.


ADMINISTRATIVE SERVICES


     As of December 1, 1986, the Fund retained Investor Data Services to perform certain management-related services for the Fund. These services principally consist of record keeping, pricing, share purchase and redemption processing and shareholder services. Investor Data Services is a partnership that is principally owned by Robert M. Furman. These services are set forth in the Accounting Services Agreement. Fees paid by the Fund to Investor Data Services for transfer agency services and for record keeping pricing and shareholder services during the last three fiscal years are set forth below:

                  ACCOUNTING AND FISCAL       TRANSFER        PORTFOLIO
                  YEAR ENDED OCTOBER 31     AGENCY FEES     PRICING FEES


                          1998                $7,200          $16,800
                          1999                $7,200          $16,800
                          2000                $7,200          $16,800
CUSTODIAN

     The Firstar Bank, P.O. Box 1118, 425 Walnut Street ML6118, Cincinnati, OH 45201, is the Fund's custodian. It is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment for securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by authorized persons. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. The Fund has authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law.

     AUDITING SERVICES: Harold Keller, CPA, with offices at 150 Main Street, Port Washington, New York 10050, audited the Fund's financial statements from 1977 to 1997, and was retained by the Fund as independent auditor to examine and report upon the financial statements filed with the SEC and other matters with respect to the audit of the accounts of the Fund for the fiscal year ended October 31, 1997.

     Mr. Keller resigned as the auditor of the Fund as of September 30, 1998. The board of directors retained Tait, Weller & Baker, whose principal offices are at 8 Penn Center Plaza, Philadelphia, PA 19103-2108 as independent auditors to examine and report upon the financial statements filed with the SEC and other matters with respect to the audit of the accounts of the Fund for the fiscal year ended October 31, 1998 and years thereafter.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     In placing its portfolio transactions, the adviser may select brokers, other than an affiliate of the adviser, who have furnished the Fund or the adviser with statistical, research or other services, provided that the best price and execution for processing the Fund transactions is obtained. Although the services from other brokers may be useful to the adviser, it is the opinion of the Fund's management that the services are only supplementary to the adviser's own research efforts, and it is not possible to put a dollar value on the services. The adviser has advised the Fund that the services from such brokers will not reduce the adviser's expenses. No regular formula will be used in connection with brokerage allocations.

     Transactions in portfolio securities may be directed for execution to qualified brokers charging commissions at least as favorable as other brokers similarly qualified. As to brokers other than affiliates of Furman, Anderson & Co., the adviser has discretion to consider the full range and quality of a broker's services that benefit the Fund, including research services. When the commission rate reflects services furnished to the Fund in addition to the cost of execution, the adviser is required to stand ready to demonstrate that the expenditures were bona fide.

     Occasions may arise when sales or purchases of investments consistent with the Fund's investment policies and with other clients of the adviser or an affiliate of the adviser are being considered at or about the same time. When the Fund and these clients are simultaneously engaged in the purchase or sale of the same security, the transactions will be averaged as to price and allocated as to the amounts in accordance with a formula equitable to the Fund and each other client of the adviser. The formula will take into account the size of the transaction and the proportion in which the Fund participates in the transaction. As a result, some portfolio securities held by the Fund also may be held by one or more of the other clients of the adviser or its affiliates. It is recognized that in some cases combined purchases or sales may have a detrimental effect on the price or volume of the security involved insofar as the Fund is concerned. However, the adviser considers this to be unlikely in most, if not all, cases. The Fund believes that its ability to participate in volume transactions will produce better executions for the Fund, and this ability outweighs the possible occasional disadvantage.


     The advisory agreement provides that the Fund recognizes and intends that the adviser will act as the Fund's regular broker. Since the adviser assumed its advisory obligations, almost all of the Fund's portfolio transactions have been handled through the adviser or its affiliates. Robert M. Furman, principal equity owner of the adviser, is a registered representative of Glickenhaus &

Company,  which is the Fund's principal broker.  The adviser will request Robert
M. Furman to execute portfolio transactions except when it has determined that a better price or execution can be obtained through another broker. Brokerage charges on negotiated transactions executed by Robert M. Furman for the Fund may not be less favorable to the Fund than the contemporaneous charge for the execution of similar transactions to Robert M. Furman's most favored unaffiliated customers and will be priced on the basis of obtaining the best price and execution. The brokerage commissions may not reflect anything other than payment for the execution services performed on the transactions. Research services will not be a consideration in the allocation of brokerage to any affiliate of the adviser. Neither the adviser nor any affiliate receives or seeks to receive reciprocal brokerage business related to, or generated through, the execution of Fund portfolio transactions. These policies may be altered in the future depending upon changing commission rates and practices in the brokerage community.


     The following table sets forth gross brokerage commissions paid by the Fund and that portion of the gross commissions paid to the adviser or Robert M. Furman for the fiscal years specified:

     FISCAL YEAR ENDED     GROSS           COMMISSION PAID TO
     OCTOBER 31            COMMISSIONS     ADVISER OR AFFILIATE     PERCENTAGE


          1998             $15,388            $14,267               93%
          1999             $20,883            $19,149               92%
          2000             $29,800            $27,534               92%


                       CAPITAL STOCK AND OTHER SECURITIES

     All shares of the Fund, when issued, will be fully paid and non-assessable by the Fund. Shareholders have the right to require the Fund to obtain repurchase of their shares by the Fund at any time. The common stock does not have cumulative voting rights. This means that the holders of a majority of the outstanding shares may elect all of the directors.

                             SHAREHOLDER INFORMATION

     The Fund's common stock is offered to the public at a price per share equal to the net asset value, or NAV, per share. The Fund is a "no-load" fund. This means that there is no sales charge imposed for the sale of the Fund's common stock. The statements of assets and liabilities included in the financial statements demonstrates the manner in which the total offering price per share of the Fund is computed.

NET ASSET VALUE

     The NAV of each Fund share is determined as of the close of business of the New York Stock Exchange on each business day when the New York Stock Exchange is open at the close of its regular trading session. The NAV of Fund shares is not determined on days the New York Stock Exchange is closed, i.e., New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The per share NAV of each Fund share is determined by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Each listed security is valued at the last reported sale price. If no trade has occurred, securities will be valued at the last reported sale price on the day last traded. Securities not traded on any exchange will be valued at their last quoted bid price in the over-the-counter market. Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event current prices provided by market makers will be used. Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service. Any securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by the board of directors.

REDEMPTION

     The Fund's shares are redeemable at any time by a shareholder at the net value next determined after receipt of a written request for redemption.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


     If investors do not elect in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on their shares are reinvested automatically in additional shares of the Fund at the NAV determined on the first business day following the record date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions that may be made on the New Account Application form or by phone will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for that date. Investors receiving cash distributions and dividends may elect in writing or by phone to change back to automatic reinvestment at any time.


TAXATION OF THE FUND


     The federal tax status of the Fund and the treatment of the Fund's dividends and distributions is explained in the section entitled "Taxes, Dividends and Distributions" in the prospectus.

     To qualify under Subchapter M of the Internal Revenue Code of 1986, among other requirements, the Fund's income from the sale of securities held less than three months may not exceed 30% of its gross income. Due to this limitation, the

Fund will limit the extent to which it engages in the following activities:

     o Selling investments, including stock index futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund;
     o  Purchasing calls or puts that expire in less than three months;
     o Effecting closing transactions with respect to calls or puts purchased less than three months previously;
     o  Exercising  puts or calls held by the Fund for less than three months;
        and
     o  Writing calls on investments held for less than three months.


     The Fund intends to qualify for treatment as a regulated investment company ("RIC") under the Code. To so qualify, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income and net short-term capital gain). In addition to this requirement, the Fund must meet several additional requirements, including the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward currency contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     If the Fund failed to qualify for  treatment as a RIC for any taxable year,
(1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

                                PERFORMANCE DATA


     Reference is made to the information supplied under this section entitled "Strategies, Risks and Performance" in the prospectus. This Statement of Additional Information constitutes Part B of the Post-Effective Amendment of the Fund's Registration Statement No. 38 that has been filed with the SEC on Form N-1A.


                              FINANCIAL STATEMENTS


     Reference is made to the information supplied under the section entitled "Financial Highlights" in the prospectus. This statement of additional information constitutes Part B of the Post-Effective Amendment of the Fund's Registration Statement No. 38 that has been filed with the SEC on Form N-1A.

     The audited financial statements for the period ended October 31, 2000 are hereby incorporated into this statement of additional information by reference to the Fund's Annual Report, dated October 31, 2000. Copies of these reports accompany this statement of additional information.


            DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


Schedules of Investments as of October 31, 2000

Statements of Operations for the period ended October 31, 2000

Statements of Assets and Liabilities as of October 31, 2000

Statements of Changes in Net Assets for the periods ended October 31, 1999 and 2000


Notes to Financial Statements

Report of Independent Accountant

     The portions of the annual report that are not specifically listed above are not incorporated by reference into this statement of additional information and are not part of the Registration Statement.


     This statement of additional information has been filed with the SEC, Washington, D.C., 20549 as part of Post Effective Amendment No. 38 to the Registration Statement of The Rainbow Fund, Inc. pursuant to the Securities Act of 1933 and the 1940 Act.

     As filed with the Securities and Exchange Commission on October 5, 2001

                                             1933 Act Registration No. 333-66231
                                             1940 Act Registration No. 811-01476

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ X ]
                                                                            ---
                Pre-Effective Amendment No.     [   ]

                Post-Effective Amendment No. 38 [ X ]
                                                 ---
                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ X ]
                                                                            ---

                Amendment No. 38                [ X ]
                             ----                ---

                        (Check appropriate box or boxes)

                             THE RAINBOW FUND, INC.
              (Exact name of registrant as specified in charter)
                              Bowling Green Station
                                  P.O. Box 897
                               New York, NY 10274
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (646) 279-7206

                                ARIEL J. GOODMAN
                             The Rainbow Fund, Inc.
                              Bowling Green Station
                                  P.O. Box 897
                               New York, NY 10274

                     (Name and Address of Agent for Service)

                                   Copies to:

                              BETH R. KRAMER, ESQ.
                           Kirkpatrick & Lockhart LLP
                           1251 Avenue of the Americas
                             New York, NY 10020-1104
                            Telephone: (212) 536-4204

Approximate date of proposed public offering: Effective date of this Post-Effective Amendment.

It is proposed that this filing will become effective (check appropriate box)
        [X] immediately upon filing pursuant to paragraph (b)
        [ ] on (date) pursuant to paragraph (b)
        [ ] 60 days after filing pursuant to paragraph (a)(1)
        [ ] on (date) pursuant to paragraph (a)(1)
        [ ] 75 days after filing pursuant to paragraph (a)(2)
        [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
        [ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                             The Rainbow Fund, Inc.

                       Contents of Registration Statement


This Registration Statement consists of the following papers and documents.

         Cover Sheet

         Contents of Registration Statement

         Part A   -        Prospectus

         Part B   -        Statement of Additional Information

         Part C   -        Other Information

         Signature Page

         Exhibits

                                     PART C

                                OTHER INFORMATION

                             THE RAINBOW FUND, INC.

Item 23.          Exhibits:
                  --------

    (a) Copy of the Registrant's Articles of Incorporation dated December 22, 1989. 1/
    (b)         Restated By-Laws. 2/
    (c)         Not Applicable.
    (d)         Investment Advisory Agreement between the Registrant and
                Furman, Anderson & Co. dated September 6, 1974.3/
    (e)         Not Applicable.
    (f)         Not Applicable.
    (g) Custody Agreement between Registrant and Star Bank, N. A. dated May 3, 1996.4/
    (h)(1) Accounting Services Agreement between Registrant and Investor Data Services dated December 1, 1986.5/
    (h)(2) Transfer Agency and Administration Agreement between Registrant and Investor Data Services dated December 1, 1986.6/
    (i)         Not Applicable.
    (j)         Consent of Independent Auditors dated September 28, 2001.7/
    (k)         Not Applicable.
    (l)         Not Applicable.
    (m)         Not Applicable.
    (n)         Not Applicable.
    (o)         Not applicable.
    (p)(1)      Code of  Ethics of The  Rainbow  Fund,  Inc.  dated  October  2,
                2001.8/
    (p)(2)      Code of  Ethics of  Furman,  Anderson  & Co.  dated  October  2,
                2001.9/


-------------------------
1/ Incorporated herein by reference from Post-Effective Amendment No. 36 to Registrant's registration statement on Form N-1A (File Nos. 333-66231 and 811-01476) ("Post-Effective Amendment No. 36"), as filed with the Securities and Exchange Commission (the "SEC") on October 28, 1998.
2/ Incorporated herein by reference from Post-Effective Amendment No. 36, as filed with the SEC on October 28, 1998.
3/ Incorporated herein by reference from Post-Effective Amendment No. 36, as filed with the SEC on October 28, 1998.
4/ Incorporated herein by reference from Post-Effective Amendment No. 36, as filed with the SEC on October 28, 1998.
5/ Incorporated herein by reference from Post-Effective Amendment No. 36, as filed with the SEC on October 28, 1998.
6/ Incorporated herein by reference from Post-Effective Amendment No. 36, as filed with the SEC on October 28, 1998.
7/  Filed herewith.
8/  Filed herewith.
9/  Filed herewith.

Item 24. Persons controlled by or under Common Control with Registrant
         -------------------------------------------------------------

         Robert M. Furman is a majority owner of Investor Data Services, a New York, Partnership which, since December 1, 1986, has provided management and transfer agency services to Registrant.

Item 25. Indemnification
         ---------------

         There are no contracts or arrangements pertaining to indemnification.

         The Fund is required under Article TENTH of its Articles of Incorporation and Article TENTH of its By-Laws to indemnify any person to the fullest extent permitted by Maryland law by reason of the fact that any such person is or was an officer or director of the fund.

         Section 2-418 of the Maryland General Corporation Law generally provides that a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was either committed in bad faith or was the result of active and deliberate dishonesty or that the director actually received an improper personal benefit in money, property or services or, in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, if the proceeding was one by or the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

         A director may not be indemnified in respect of any proceeding charging improper personal benefit to the director in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

         Further, unless limited by the Articles of Incorporation, a director who has been successful on the merits or otherwise in the defense of any proceeding referred to above, shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding. A court of appropriate jurisdiction may nevertheless award indemnification if it determines that a director is fairly and reasonably entitled to indemnification in view of all of the relevant circumstances, whether or not the director has met the standards of conduct set forth above or has been adjudged liable on the basis that personal benefit was improperly received; however, in the latter case, indemnification shall be limited to expenses.

         A determination that a director is entitled to indemnification must be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to such proceeding, (b) by special legal counsel selected by the Board of Directors, or (c) by the stockholders.

         Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by a corporation in advance of the final disposition the proceeding upon receipt of the corporation of a written affirmation by the director of such director's good faith belief that he has met the standard of conduct necessary for indemnification and that he will repay the amount so indemnified if it is ultimately determined that the standard of conduct has not been met. Such undertaking need not be secured and may be accepted without reference to financial ability to make the repayment.

         Maryland General Corporation Law specifically provides that the indemnification permitted under said law may not be deemed exclusive of any other rights, by indemnification or otherwise, by which a director may be entitled under the Articles of Incorporation, the By-Laws, a Resolution of Stockholders or Directors, an agreement or otherwise, both as to action in an official capacity and as to action in any other capacity while holding such office.

         The Maryland General Corporation Law also provides that an officer of the corporation who is successful on the merits or otherwise in the defense of any proceeding shall be indemnified against reasonable expenses incurred by him in connection with the proceeding to the same extent as a director would be indemnified, and may advance expenses to an officer to the same extent that it may indemnify directors. A corporation is further entitled to indemnify and advance its expenses to an officer, consistent with law, as may be provided in its Articles of Incorporation, By-Laws, General or Specific Action of Board of Directors or Contract.

         The  By-Laws  of  the  Fund  referred  to  above   specifically   allow
indemnification of officers to the same extent available to directors.

Item 26. Business and other Connections of the Investment Adviser
         --------------------------------------------------------

         Robert M. Furman, Chairman of the Fund, is the majority partner in Furman, Anderson & Co., the Fund's investment adviser. Ariel Goodman, President of the Fund, became a minority partner of Furman, Anderson & Co., in August of 1997. Reference is made to "Management of the Fund" in the Statement of Additional Information." Furman, Anderson & Co. has been the Fund's investment adviser since 1974.

         Mr. Furman is also a majority partner of Investor Data Services, which provides transfer agency, administrative and accounting services to the Fund.

         Mr. Furman, who is a registered representative with Glickenhaus & Company, broker-dealers, is principally responsible for the execution of the Fund's transactions.


Item 27. Principal Underwriters
         ----------------------

         None.


Item 28. Location of Accounts and Records
         --------------------------------

         Physical  possession of records required under Regulation  270.31a-1(b)
(1), (2), (3), (5), (6), (7) and (8) was maintained with Investor Data Services, 1 World Trade Center, Suite 8735, New York, NY 10048 from May 17, 2000 to September 11, 2001 and were destroyed on September 11, 2001. The Registrant is presently ascertaining what back-up records are available.

         Records required to be maintained under Regulation  270.31(a)-1(b) (4),
(5), (6), (7), (9), (10) and (n) were maintained at the Fund's offices, 1 World Trade Center, Suite 8735, New York, NY 10048 from May 17, 2000 to September 11, 2001 and were destroyed on September 11, 2001. The Registrant is presently ascertaining what back-up records are available.

         Records required to be maintained under Regulation 270.31A-1(f) were maintained at the offices of Furman, Anderson & Co., 1 World Trade Center, Suite 8735, New York, NY 10048 from May 17, 2000 to September 11, 2001 and were destroyed on September 11, 2001. The Registrant is presently ascertaining what back-up records are available.

Item 29. Management Services
         -------------------

         Investor Data Services, an affiliate of Furman, Anderson & Co. furnishes certain administrative, record keeping and accounting services for the Registrant, including certain records required to be maintained in accordance with Rule 31a-1 under the Investment Company Act of 1940.

         See   "Administrative   Services"  in  the   Statement  of   Additional
Information for information concerning amounts paid to Investor Data Services during the past three fiscal years.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant. The Rainbow Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 5th day of October 2001.

                                THE RAINBOW FUND, INC.



                                By:  /s/ Ariel J. Goodman
                                     -------------------------------
                                     Name:   Ariel J. Goodman
                                     Title:  President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 38 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                                              Chairman of the Board, Treasurer and          October 5, 2001
 /s/ Robert M. Furman                         Principal Accounting Officer
-----------------------------------------
 Robert M. Furman


/s/ Stuart Becker                             Director                                      October 5, 2001
-----------------------------------------
Stuart Becker


/s/ Mark S. Chanko                            Director                                      October 5, 2001
-----------------------------------------
Mark S. Chanko


/s/ Ariel J. Goodman                          President, Secretary and Director             October 5, 2001
-----------------------------------------
Ariel J. Goodman


                             THE RAINBOW FUND, INC.

                                  EXHIBIT INDEX
                                       TO
                         POST-EFFECTIVE AMENDMENT NO. 38
                                       TO
                             REGISTRATION STATEMENT
                                  ON FORM N-1A

    (j)         Consent of Independent Auditors dated September 28, 2001.
    (p)(1)      Code of Ethics of the Rainbow Fund, Inc. dated October 2, 2001.
    (p)(2)      Code of Ethics of Furman, Anderson & Co. dated October 2, 2001.